UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                 ______________

      Date of Report (Date of earliest event reported): September 30, 2006

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                         Market 2000+ HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

               DELAWARE                                001-16087                             13-5674085
    (State or other jurisdiction of             Commission File Number                   (I.R.S. Employer
            incorporation)                                                               Identification No.)


                                 ______________

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)
                                 ______________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events

Effective August 24, 2006, LM Ericsson Telephone Company (NASDAQ ticker "ERICY"), an underlying constituent of the Market 2000+ HOLDRS Trust, changed its Ticker symbol to "ERIC."

As a result of the Share Consolidation/Special Dividend of Vodafone Group PLC (NYSE "VOD"), a constituent of the Market 2001+ HOLDRS Trust, (New) Vodafone Group PLC (NYSE "VOD") has replaced Vodafone Group PLC as an underlying constituent of the Trust. For each share of Vodafone Group PLC held, shareholders received 0.875 (New) Vodafone Group PLC shares and $2.8317. For the 5 shares of Vodafone Group PLC per 100 share round lot of Market 2001+ HOLDRS, The Bank of New York received 4.375 shares of (New) Vodafone Group PLC (NYSE "VOD") and $14.1585. Effective July 31, 2006, creations and cancellations of Market 2001+ HOLDRS require 4.375 shares of (New) Vodafone Group PLC.


Item 9.01.   Financial Statements and Exhibits


             (c)   Exhibits

                   99.1 Market 2000+ HOLDRS Trust Prospectus Supplement dated September 30, 2006 to Prospectus dated February 17, 2006.

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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MERRILL LYNCH, PIERCE, FENNER &
                                              SMITH INCORPORATED



Date:  November 13, 2006                    By:    /s/ Satyanarayan R. Chada
                                            Name:  Satyanarayan R. Chada
                                            Title: Managing Director

                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Market 2000+ HOLDRS Trust Prospectus Supplement dated September 30, 2006 to Prospectus dated February 17, 2006.

                                       4